UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 28, 2009

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442
(Address of principal executive offices)              (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment No. 8 to Credit Agreement

Effective as of February 28, 2009, Select Comfort Corporation entered into Amendment No. 8 (“Amendment No. 8”) to our existing Credit Agreement dated as of June 9, 2006, as previously amended, including most recently as of January 31, 2009 (the "Credit Agreement").  The parties to Amendment No. 8 are Select Comfort Corporation, Select Comfort Retail Corporation, JPMorgan Chase Bank, National Association, as Administrative Agent and as Collateral Agent, Bank of America, N.A., as Syndication Agent, and JPMorgan Chase Bank, National Association, Bank of America, N.A., Citicorp USA, Inc., Wells Fargo Bank, National Association and Branch Banking and Trust Co., as Lenders.

Amendment No. 8 defers to March 31, 2009 a reduction in the amount available under the line of credit from $90 million to $85 million that was scheduled to become effective as of March 1, 2009.   Also pursuant to Amendment No. 8, the Lenders waived compliance, through the close of business on March 30, 2009, with (a) the Minimum Interest Coverage Ratio covenant of the Credit Agreement for the fiscal periods ending on or about December 31, 2008, January 31, 2009 and February 28, 2009, and (b) the EBITDA covenant of the Credit Agreement for the fiscal period ending on or about December 31, 2008.

The aforementioned description of Amendment No. 8 is qualified in its entirety by reference to the complete terms of Amendment No. 8, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.01.  REGULATION FD DISCLOSURE

Issuance of Press Release

On March 2, 2009, Select Comfort Corporation issued a press release announcing (a) that it would postpone reporting results for its fiscal fourth quarter and full-year ended January 3, 2009, (b) the entry into Amendment No. 8 to the Credit Agreement described above, and (c) that it has been exploring a range of strategic and financing alternatives to enhance its financial flexibility.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1      Amendment No. 8 to Credit Agreement, dated as of February 28, 2009.

99.1      Press Release dated as of March 2, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: March 2, 2009	By:
Title: Senior Vice President

EXHIBIT INDEX

Exhibit 99.1 included in this index is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Exhibit No.           Description

10.1        Amendment No. 8 to Credit Agreement, dated as of February 28, 2009.

99.1                        Press Release dated as of March 2, 2009.